UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest event reported) April 12, 2006

                           BIOPHAN TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

             Nevada                   0-26057              82-0507874
   -------------------------    -------------------   --------------------
(State or other jurisdiction        (Commission        (I.R.S. Employer
      of incorporation)             file number)       Identification No.)


     150 Lucius Gordon Drive, Suite 215
           West Henrietta, New York                         14586
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    (Address of principal executive offices)              (Zip code)

                                 (585) 214-2441
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                         (Registrant's telephone number
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On April 12, 2006, Theodore A. Greenberg was elected to our Board of Directors. Mr. Greenberg was elected by our incumbent Board of Directors to fill a vacancy created by an increase to seven in the number of authorized Directorships. Mr. Greenberg will serve on the Audit Committee of the Board of Directors.

      Since 2005, Mr. Greenberg has been the chief investment officer and a board member of Infinity Capital Group, Inc., a startup business development and consulting company. He is also a project consultant and advisor for various companies, including a private equity fund, a children's entertainment company, a real estate development fund, a software development company and an internet company. Mr. Greenberg co-founded and, from 1999 to 2003 was a member of the general partner of, Park Avenue Equity Partners, LP.
 From 1998 to 1999, Mr. Greenberg was the chief financial officer of Development Capital, LLC. Mr. Greenberg has also held several senior positions at various accounting firms.



                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BIOPHAN TECHNOLOGIES, INC.



Date: April 17, 2006                       /s/ Darryl Canfield
                                         ----------------------------
                                           Darryl Canfield
                                           Chief Financial Officer